Exhibit 10.1
Execution Version

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 6, 2026, among SILGAN HOLDINGS INC., a Delaware corporation (“Silgan”), SILGAN CONTAINERS LLC, a Delaware limited liability company (“Containers”), SILGAN PLASTICS LLC, a Delaware limited liability company (“Plastics”), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation (“Manufacturing”), SILGAN INTERNATIONAL HOLDINGS B.V., a private company with limited liability incorporated under the laws of The Netherlands (“Silgan International B.V.”), SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, a Delaware corporation (“Dispensing”, and together with Silgan, Containers, Plastics, Manufacturing and Silgan International B.V., the “Borrowers” and each individually, “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (after giving effect to this Amendment, the “Amended Credit Agreement”) referred to below.
W I T N E S S E T H:
WHEREAS, the Borrowers, the lenders party thereto (collectively, the “Existing Lenders” and, together with any financial institution party hereto that is assigning its Commitments and Loans pursuant to this Amendment and that is identified on its signature page as a “Departing Lender” (each, a “Departing Lender”), the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Amended and Restated Credit Agreement, dated as of March 24, 2017 (as amended prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed, to certain modifications of the Credit Agreement as set forth herein; and
WHEREAS, each Departing Lender has agreed to no longer continue as a Lender; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendments to Credit Documents. As of the Sixth Amendment Effective Date (as defined below) and, subject to and in accordance with the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by:
(i)    inserting the following new definition in appropriate alphabetical order:
“Sixth Amendment Effective Date” means March 6, 2026.
(ii)    amending (A) the pricing grid set forth in clause (i) of the definition of “Applicable Commitment Commission Percentage” and “Applicable Margin” and (B) the paragraph immediately following such pricing grid by replacing such pricing grid and paragraph in their entirety with the following:

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Total Net Leverage Ratio	US A Term Loans maintained as Base Rate Loans	US A Term Loans and Euro A-3 Term Loans maintained as Eurocurrency Rate Loans or RFR Loans
≥4.25x	0.50%	1.50%
≥3.50x and <4.25x	0.25%	1.25%
<3.50x	0.00%	1.00%

; provided, however, that if Silgan fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 8.01(d) showing the applicable Total Net Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then the Total Net Leverage Ratio shall be deemed to be greater than 4.25:1.00 until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the Total Net Leverage Ratio for the respective Margin Reduction Period is less than or equal to 4.25:1.00 (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); provided further, that the Applicable Margin shall be the respective percentage applicable to a Total Net Leverage Ratio of higher than 4.25:1.00 at all times when a Specified Default or an Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence (other than the further proviso thereof), (A) for the period from the Sixth Amendment Effective Date through, but not including, the Start Date in respect of Silgan’s fiscal quarter ending March 31, 2026, the Applicable Margin for (x) US A Term Loans and Euro A-3 Term Loans that are maintained as Eurocurrency Rate Loans shall not be less than 1.25% and (y) US A Term Loans that are maintained as Base Rate Loans shall be not less than 0.25%, (B) with respect to each Tranche of Incremental Term Loans (to the extent then outstanding), the Applicable Margin shall be that percentage set forth in, or calculated in accordance with, Section 2.14 and the relevant Incremental Term Loan Commitment Agreement and (C) the Applicable Margin in respect of any Tranche of Extended Term Loans shall be the applicable percentages per annum set forth in the relevant Extension Offer.

(iii)    amending the definition of “Spread Adjusted SOFR” by replacing such definition in its entirety with the following
“Spread Adjusted SOFR” shall mean with respect to any RFR Business Day, a rate per annum equal to the sum of (a) SOFR for such RFR Business Day plus (b) 0%.
(iv)    amending the definition of “Spread Adjusted Term SOFR” by replacing such definition in its entirety with the following
“Spread Adjusted Term SOFR” shall mean (a) in the case of Interest Periods of one month, three months or six months, a rate per annum equal to the sum of (i) Term SOFR and (ii) 0% and (b) in the case of Interest Periods of one week or two weeks, a rate per annum equal to the sum of (i) Term SOFR, determined based on a one-month Interest Period, and (ii) 0%.

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(v)    amending the definition of “Term CORRA Adjustment” by replacing such definition in its entirety with the following
“Term CORRA Adjustment” shall mean, with respect to any Term CORRA Loan, 0%.
(b)    Schedule IX of the Credit Agreement is hereby amended by replacing the address of the Borrowers with the following:
Silgan Holdings Inc.
601 Merritt 7, Floor 1
Norwalk, CT 06851
Attention of: Shawn C. Fabry, EVP & Chief Financial Officer
Telephone No.: (203) 406-3184
Facsimile No.: (203) 975-4598
E-mail: sfabry@silgan.com

SECTION 2.    Acknowledgement and Confirmation. Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to the Amendment and the transactions contemplated hereunder:
(a)    all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as expressly set forth herein or in the Amended Credit Agreement, remain in full force and effect on a continuous basis; and
(b)    all of the Liens and security interests created and arising under such Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 7.05 of the Amended Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Credit Documents.
SECTION 3.    Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Sixth Amendment Effective Date”):
(a)    The Administrative Agent’s receipt of this Amendment, duly executed by the Borrowers, the Guarantors existing as of the Sixth Amendment Effective Date, the Administrative Agent and the Lenders (including each Departing Lender);
(b)    Payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Sixth Amendment Effective Date (except as otherwise reasonably agreed to by Silgan), required to be paid on the Sixth Amendment Effective Date;
(c)    Payment of all fees to the Lenders required to be paid on the Sixth Amendment Effective Date, including all unpaid Commitment Commissions accrued through the Sixth Amendment Effective Date; and
(d)    At least five (5) days prior to the Sixth Amendment Effective Date, (i) the Administrative Agent and the Lenders shall have received all documentation and other information required by regulatory

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authorities under applicable Anti-Money Laundering Laws (including without limitation, any applicable “know your customer” rules and regulations and the Patriot Act) (to the extent requested by the Administrative Agent or such Lender at least ten (10 days prior to the Sixth Amendment Effective Date) and (ii) each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Borrower (to the extent requested by the Administrative Agent or such Lender at least ten (10) days prior to the Sixth Amendment Effective Date).
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Effective Date specifying its objection thereto.
SECTION 4.    Loan and Commitment Adjustments/Departing Lenders. Notwithstanding anything to the contrary in the Credit Agreement, each party hereto agrees that:
(a)    Loan and Commitment Adjustments.
(i)    On and as of the Sixth Amendment Effective Date, each Lender agrees that (A) the aggregate principal amount of its respective (1) US A-1 Term Loans, (2) US A-2 Term Loans and (3) EUR A-3 Term Loans and (B) its respective Revolving Loan Commitment shall be as set forth opposite such Lender’s name on Annex A attached hereto.
(ii)    On and as of the Sixth Amendment Effective Date, the requisite assignments, payments and prepayments shall be deemed to be made in such amounts among the Lenders, including the Departing Lenders, as necessary, such that after giving effect thereto, the aggregate principal amount of the US A-1 Term Loans, the US A-2 Term Loans, the EUR A-3 Term Loans and the Revolving Loan Commitment of each Lender shall be as set forth opposite such Lender’s name on Annex A attached hereto (collectively, the “Loan/Commitment Adjustments”) (it being understood and agreed that any outstanding Revolving Loans (as defined in the Existing Credit Agreement) and any participations in outstanding Letters of Credit and Swingline Loans shall be reallocated under the revolving loan facility in a manner such that each Lender (after giving effect to the Loan/Commitment Adjustments) holds such Revolving Loans and such participations on a ratable basis consistent with the amount of their respective Revolving Loan Commitments after giving effect to the Loan/Commitment Adjustments). In connection therewith, each party hereto agrees that (A) solely with respect to any assignments required or desired to effectuate the purposes set forth in this Sixth Amendment, such assignments shall be deemed to be made in requisite amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by any applicable Assignment and Assumption Agreement under the Credit Agreement and (B) the Administrative Agent is hereby authorized to mark the Register to reflect the reallocation and assignments constituting the Loan/Commitment Adjustments. Notwithstanding anything to the contrary in Section 12.04 of the Credit Agreement or this Sixth Amendment, (1) no other documents or instruments, including any Assignment and Assumption Agreement, shall be required to be executed in connection with these assignments (all of which requirements are hereby waived), (2) no fees shall be required to be paid to the Administrative Agent in connection with such assignments, and (3) such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption Agreement.

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(iii)    In connection with the Loan/Commitment Adjustments, each Lender, as applicable, shall make such payments in Dollars to the Administrative Agent, on the Sixth Amendment Effective Date, as necessary (in the reasonable determination of the Administrative Agent) to effect the purchases of US A-1 Term Loans, the US A-2 Term Loans, the EUR A-3 Term Loans and the Revolving Loan Commitment pursuant to the Loan/Commitment Adjustments.
(iv)    From and after the Sixth Amendment Effective Date, the Administrative Agent shall (to the extent received from the Borrowers) make payment in respect of accrued fees and interest on (A) the US A-1 Term Loans, the US A-2 Term Loans, the EUR A-3 Term Loans and the Revolving Loan Commitment that are reallocated pursuant to the Loan/Commitment Adjustments, to the extent accrued prior to the Sixth Amendment Effective Date, to the holder of such US A-1 Term Loans, US A-2 Term Loans, EUR A-3 Term Loans and Revolving Loan Commitments immediately prior to the Loan/Commitment Adjustments (including, as applicable, the Departing Lenders) and (B) the US A-1 Term Loans, the US A-2 Term Loans, the EUR A-3 Term Loans and the Revolving Loan Commitment that are reallocated pursuant to the Loan/Commitment Adjustments, to the extent accrued on or after the Sixth Amendment Effective Date, to the holder of such US A-1 Term Loans, US A-2 Term Loans, EUR A-3 Term Loans and Revolving Loan Commitments after giving effect to the Loan/Commitment Adjustments.
(b)    Departing Lenders. On and as of the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment, including, without limitation, the Commitment/Loan Adjustments and the payments by the Lenders pursuant to Section 4(a):
(i)    (A) the outstanding US A-1 Term Loan of each Departing Lender shall be $0, (B) the outstanding US A-2 Term Loan of each Departing Lender shall be $0, (C) the outstanding EUR A-3 Term Loan of each Departing Lender shall be $0 and (D) the Revolving Loan Commitment of each Departing Lender shall be $0;
(ii)    each Departing Lender shall cease to be a Lender and a Revolving Lender (as defined in the Existing Credit Agreement) under the Credit Agreement and the other Credit Documents and shall have no further rights or obligations as a Lender or a Revolving Lender under the Credit Agreement and the other Credit Documents, except to the extent of rights and obligations that survive a Lender’s assignment of its commitments pursuant to Section 12.04 of the Credit Agreement and its rights to payment of interest and fees that have accrued but not been paid on the Sixth Amendment Effective Date; and
(iii)    each Departing Lender is a party to this Sixth Amendment solely for the purpose of evidencing its agreement to this Section 4.
(c)    Waivers. The Lenders party hereto (including the Departing Lenders) agree to waive (i) any notice of prepayment required under the Credit Agreement in connection with the Commitment/Loan Adjustments and (ii) any costs required to be paid pursuant to Section 2.11 of the Credit Agreement in connection with the Commitment/Loan Adjustments.
SECTION 5.    Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 12.01 of the Amended Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 6.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Sixth Amendment Effective Date that, in each case:

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(a)    the representations and warranties of each Credit Party set forth in Article VII of the Amended Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Sixth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and
(b)    prior to and immediately after effectiveness of this Amendment, no Default or Event of Default exists and is continuing.
SECTION 7.    Reference to and Effect on the Credit Agreement and the Credit Documents.
(a)    On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(b)    The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case, as amended by this Amendment.
(d)    This Amendment shall constitute a “Credit Document” under and as defined in the Amended Credit Agreement.
SECTION 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.
BORROWERS:
SILGAN HOLDINGS INC., as US Borrower
By:    /s/ Frank W. Hogan, III
Name:    Frank W. Hogan, III
Title:    Executive Vice President, General Counsel and
        Secretary

SILGAN CONTAINERS LLC
SILGAN PLASTICS LLC
SILGAN CONTAINERS MANUFACTURING CORPORATION
SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY, as US Borrowers

By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Vice President and Secretary

SILGAN INTERNATIONAL HOLDINGS B.V., as a Dutch Borrower

By:    /s/ Frank W. Hogan, III
Name:    Frank W. Hogan, III
Title:     Authorized Representative

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

GUARANTORS:
SILGAN HOLDINGS INC., as a Guarantor
By:    /s/ Frank W. Hogan, III
Name:    Frank W. Hogan, III
Title:    Executive Vice President, General Counsel and
        Secretary

SILGAN HOLDINGS LLC
SILGAN CORPORATION, each as a Guarantor
By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Executive Vice President, General Counsel and
Secretary
Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

SILGAN CONTAINERS LLC
SILGAN PLASTICS LLC
SILGAN CONTAINERS MANUFACTURING CORPORATION
SILGAN EQUIPMENT COMPANY
SILGAN PLASTICS CORPORATION
SILGAN WHITE CAP LLC
SILGAN WHITE CAP CORPORATION
SILGAN WHITE CAP AMERICAS LLC
SILGAN TUBES HOLDING COMPANY
SILGAN IPEC CORPORATION
SILGAN PLASTIC FOOD CONTAINERS CORPORATION
PORTOLA PACKAGING LLC
SILGAN DISPENSING SYSTEMS CORPORATION
SILGAN DISPENSING SYSTEMS SLATERSVILLE LLC
SILGAN DISPENSING SYSTEMS HOLDINGS COMPANY
SILGAN DISPENSING SYSTEMS THOMASTON CORPORATION
SILGAN DISPENSING SYSTEMS METAL HOLDINGS CORPORATION
SILGAN DISPENSING SYSTEMS METAL REAL ESTATE CORPORATION
SILGAN DISPENSING SYSTEMS COVIT AMERICA CORPORATION
SILGAN SPECIALTY PACKAGING LLC
SILGAN UNICEP PACKAGING LLC
SILGAN SPECIALTY PACKAGING TRIADELPHIA LLC, each as a Guarantor

By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Vice President and Secretary

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

SILGAN HOLDINGS INC., in its capacity as general partner of SILGAN PARTNERSHIP C.V., as a Guarantor
By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Executive Vice President, General Counsel and
Secretary
Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Collateral Agent, an Issuing Lender and a Lender

By:    /s/ Andrew Payne
Name:    Andrew Payne
Title:    Managing Director

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

COBANK, ACB, as a Lender

By:    /s/ Matthew Brill
Name:    Matthew Brill
Title:    Vice President
Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender and an Issuing Lender

By:    /s/ Daniel Phelan
Name:    Daniel Phelan
Title:    Director

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Lender and an Issuing Lender

By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Managing Director

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender and an Issuing Lender

By:    /s/ Gus Huerta
Name:    Gus Huerta
Title:    Authorized Officer

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

TRUIST BANK, as a Lender and an Issuing Lender

By:    /s/ Chris Hursey
Name:    Chris Hursey
Title:    Director

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender and an Issuing Lender

By:    /s/ Jennifer Smith
Name:    Jennifer Smith
Title:    Executive Director

By:    /s/ Drew Prather
Name:    Drew Prather
Title:    Vice President

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and an Issuing Lender

By:    /s/ Minxiao Tian
Name:    Minxiao Tian
Title:    Director

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Sawyer Johnson
Name:    Sawyer Johnson
Title:    Vice President
Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, as a Lender and an Issuing Lender

By:    /s/ Dan Matis
Name:    Dan Matis
Title:    Authorized Signatory

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

M&T BANK, as a Lender

By:    /s/ Donna J. Emhart
Name:    Donna J. Emhart
Title:    Director
Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

MORGAN STANLEY BANK, N.A., as a Lender and an Issuing Lender

By:    /s/ Aaron McLean
Name:    Aaron McLean
Title:    Authorized Signatory

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:    /s/ Raymond Qiao
Name:    Raymond Qiao
Title:    Executive Vice President

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ James Disher
Name:    James Disher
Title:    Senior Vice President

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:    /s/ Catherine B. Jones
Name:    Catherine B. Jones
Title:    Managing Director
Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CITY NATIONAL BANK, as a Lender

By:    /s/ Louis Serio
Name:    Louis Serio
Title:    SVP

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

RAIFFEISEN BANK INTERNATIONAL AG, as a Lender

By:    /s/ Erik Schnetzer
Name:    Erik Schnetzer
Title:    Director

By:    /s/ Stefan Bauer
Name:    Stefan Bauer
Title:    Director
Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

BANCO DE SABADELL, S.A., - MIAMI BRANCH, as a Lender

By:    /s/ Enrique Castillo
Name:    Enrique Castillo
Title:    Head of Corporate Banking

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY, as a Lender

By:    /s/ Tzu I Huang
Name:    Tzu I Huang
Title:    Vice President & General Manager

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

FIRST COMMERCIAL BANK, LTD. LOS ANGELES BRANCH, as a Lender

By:    /s/ Alan Huang
Name:    Alan Huang
Title:    V.P. & General Manager

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., as a Departing Lender

By:    /s/ Pei Chen Wang
Name:    Pei Chen Wang
Title:    Vice President & General Manager

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

The Toronto-Dominion Bank, New York Branch, as a Departing Lender

By:    /s/ David Perlman
Name:    David Perlman
Title:    Authorized Signatory

Silgan Holdings Inc.
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

ANNEX A

COMMITMENTS

Lender	Revolving Loan Commitment	US A-1 Term Loan Commitment	US A-2 Term Loan Commitment	Euro A-3 Term Loan Commitment
Wells Fargo Bank, National Association	$170,450,000.00	$99,792,000.00	$0.00	€111,300,000.00
CoBank, ACB	$328,300,000.00	$0.00	$184,898,000.00	€0.00
Bank of America, N.A.	$161,850,000.00	$95,186,000.00	$0.00	€106,350,000.00
Mizuho Bank, Ltd.	$161,700,000.00	$90,992,000.00	$0.00	€94,050,000.00
JPMorgan Chase Bank, N.A.	$60,000,000.00	$33,840,000.00	$0.00	€106,500,000.00
Truist Bank	$60,000,000.00	$33,840,000.00	$0.00	€94,050,000.00
Coöperatieve Rabobank U.A., New York Branch	$60,000,000.00	$33,840,000.00	$0.00	€74,250,000.00
Sumitomo Mitsui Banking Corporation	$60,000,000.00	$33,840,000.00	$0.00	€69,300,000.00
U.S. Bank National Association	$90,000,000.00	$25,568,000.00	$0.00	€27,300,000.00
Goldman Sachs Bank USA	$60,300,000.00	$34,758,000.00	$0.00	€39,600,000.00
M&T Bank	$45,300,000.00	$25,568,000.00	$0.00	€39,600,000.00
Morgan Stanley Bank, N.A.	$65,000,000.00	$0.00	$0.00	€39,600,000.00
Bank of China Limited, New York Branch	$31,300,000.00	$17,578,000.00	$0.00	€39,600,000.00
Fifth Third Bank, National Association	$45,300,000.00	$25,568,000.00	$0.00	€0.00
The Bank of Nova Scotia	$39,500,000.00	$0.00	$0.00	€19,800,000.00
City National Bank	$24,700,000.00	$13,912,000.00	$0.00	€19,800,000.00
Raiffeisen Bank International AG	$36,300,000.00	$6,298,000.00	$0.00	€0.00
Banco de Sabadell, S.A., Miami Branch	$0.00	$13,160,000.00	$0.00	€9,900,000.00
Hua Nan Commercial Bank, Ltd. New York Agency	$0.00	$16,262,000.00	$0.00	€0.00
First Commercial Bank, Ltd. Los Angeles Branch	$0.00	$14,100,000.00	$0.00	€0.00
Total	$1,500,000,000.00	$614,102,000.00	$184,898,000.00	€891,000,000.00

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